                                                                                                          EXHIBIT 99.1

News Release

National Penn Bancshares, Inc. Reports
First Quarter 2012 Results

Company Release – April 20, 2012

•  Quarterly net income of $0.17 per common share
•  Adjusted net income1 of $0.16 per common share resulting in return on assets1 of 1.16%
•  Sustained improvement in asset quality metrics and accretion of strong capital levels
•  Second quarter 2012 common stock cash dividend increased from $0.05 to $0.07 per share
•  Share repurchase authorized for approximately 5% of outstanding common shares

BOYERTOWN, PA., April 20, 2012 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $25.3 million, or $0.17 per diluted common share, for the first quarter of 2012 compared to $20.7 million, or $0.14 per diluted common share, for the fourth quarter of 2011.  Net income available to common shareholders increased 62% from $15.6 million, or $0.10 per diluted common share, for the first quarter of 2011.  On an adjusted basis1, net income for the quarter totaled $24.2 million, or $0.16 per diluted common share, consistent with the fourth quarter of 2011 and a 45% increase over the prior year period.  First quarter 2012 adjusted net income¹ excluded an after-tax unrealized fair value gain on National Penn’s trust preferred securities (Nasdaq: NPBCO) of $1.1 million.

“National Penn reported another quarter of consistent earnings resulting in a strong return on assets of 1.16%1,” said Scott V. Fainor, president and CEO of National Penn. “The strength of the balance sheet, as reflected by our asset quality metrics and capital levels, allowed for our fourth consecutive quarterly dividend increase and the previously announced share repurchase authorization.  We believe these results and the continued execution of our strategic initiatives position us well for future opportunities.”

The net interest margin for the first quarter of 2012 increased 6 basis points to 3.55% from 3.49% in the prior quarter, while net interest income remained stable and totaled $63.8 million.  Total loans and leases increased $13.6 million from December 31, 2011 with growth attributable to a focus on commercial lending which increased by $40.5 million, or 4.7% on an annualized basis.  Total consumer loans, including residential mortgage loans, declined $26.9 million during the first quarter of 2012, primarily due to prepayments and the sale of a majority of new mortgage originations in the secondary market. The first quarter net interest margin benefitted from a reduction of higher-cost deposits, and as a result the cost of deposits decreased five basis points during the quarter to 0.51%.  Deposit mix also continued to improve as transaction and savings accounts increased $297 million from March 31, 2011 and comprised 74% of total deposits compared to 69%.  Additionally, the full-quarter effect of the previously announced actions taken late in the fourth quarter of 2011 to terminate certain higher-costing structured repurchase agreements contributed to the improvement in the net interest margin.

Asset quality continued to improve, as evidenced by classified loans declining $23.4 million, or 6.3%, as compared to December 31, 2011 and 21% from the prior year.  The reduction in classified loans and stable net charge-offs and non-performing loans resulted in a provision for loan and lease losses of $2.0 million for the first quarter of 2012, consistent with the $2.0 million provision for the fourth quarter of 2011, and a decrease of $8.0 million from the prior year first quarter. The allowance to non-performing loans remained strong at 183% at March 31, 2012.

Capital levels were further strengthened during the first quarter of 2012, resulting in a tangible common equity to tangible assets ratio of 11.25%1 and a total risk-based capital ratio of 18.72%.  Based upon strong and improving capital levels, National Penn’s Board of Directors increased the cash dividend to $0.07 per share for the second quarter from $0.05 per share, payable on May 17, 2012 to shareholders of record on May 5, 2012.  Additionally, a common stock repurchase program was announced on April 2, 2012, allowing for up to 7.5 million common shares to be repurchased, as market conditions permit, throughout the year.

Scott V. Fainor stated, “Maintaining our net interest margin and growing loans in a difficult interest rate and economic environment are terrific accomplishments for the National Penn team.  Our entire team remains focused on enhancing long-term shareholder value.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.5 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 121 branch offices comprising 120 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.

•
Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

 National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act),  deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, National Penn’s ability to raise capital and maintain capital levels; increases in operating costs (including those mandated by National Penn’s regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited, dollars in thousands except share and per share data
	As of
	3/31/2012	12/31/2011	3/31/2011
SUMMARY BALANCE SHEET
Total assets	$8,524,035	$8,486,281	$8,543,267
Investment securities and other securities	2,335,421	2,314,111	2,235,777
Total loans and leases	5,201,656	5,188,101	5,245,146
Deposits	5,888,383	5,874,819	5,933,016
Borrowings	1,387,235	1,370,399	1,472,987
Shareholders' equity	1,200,830	1,180,687	1,097,609
Tangible book value per common share (2)	$6.09	$5.97	$5.40
Tangible common equity / tangible assets (2)	11.25%	11.04%	9.91%

	Three Months Ended
	3/31/2012	12/31/2011	3/31/2011
EARNINGS
Total interest income	$81,414	$83,681	$89,358
Total interest expense	17,596	19,160	23,388
Net interest income	63,818	64,521	65,970
Provision for loan and lease losses	2,000	2,000	10,000
Net interest income after provision for loan and lease losses	61,818	62,521	55,970
Net gains (losses) from fair value changes on subordinated debentures	1,645	(1,543)	(51)
Loss on debt extinguishment	-	(1,635)	-
Net gains on sales of investment securities	-	1,697	-
Other non-interest income	22,596	22,978	24,235
Corporate reorganization expense	-	2,200	-
Other non-interest expense	52,440	55,186	56,837
Income before income taxes	33,619	26,632	23,317
Income tax expense	8,317	5,889	4,537
Net income	25,302	20,743	18,780
Preferred dividends and accretion of preferred discount	-	-	(1,691)
Accelerated accretion from redemption of preferred stock	-	-	(1,452)
Net income available to common shareholders	$25,302	$20,743	$15,637

PERFORMANCE RATIOS
Net interest margin	3.55%	3.49%	3.58%
Return on average assets	1.21%	0.97%	0.88%
Adjusted return on average assets (3)	1.16%	1.08%	0.80%
Return on average total shareholders' equity	8.56%	7.02%	6.39%
Return on average tangible common equity (1)	11.12%	9.17%	8.03%
Efficiency ratio (4)	57.47%	59.73%	59.61%

PER SHARE
Basic earnings available to common shareholders	$0.17	$0.14	$0.10
Diluted earnings available to common shareholders	0.17	0.14	0.10
Dividends per common share	0.05	0.04	0.01
Average shares - basic	152,099,546	151,773,327	150,461,063
Average shares - diluted	152,392,315	152,068,706	150,765,883

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended
	3/31/2012	12/31/2011	3/31/2011
Return on average tangible common equity
Return on average shareholders' equity	8.56%	7.02%	6.39%
Effect of preferred equity	-	-	-0.46%
Effect of goodwill and intangibles	2.56%	2.15%	2.10%
Return on average tangible common equity	11.12%	9.17%	8.03%
Average tangible equity:
Average shareholders' equity	$1,188,384	$1,172,273	$1,191,080
Average preferred equity	-	-	(122,095)
Average goodwill and intangibles	(273,360)	(274,827)	(279,627)
Average total tangible common equity	$915,024	$897,446	$789,358

Adjusted net income reconciliation
Net income available to common shareholders	$25,302	$20,743	$15,637
After tax unrealized fair market value (gain) loss on subordinated debentures	(1,069)	1,003	-
Corporate reorganization expense	-	1,430	-
Accelerated accretion from redemption of preferred stock	-	-	1,452
Adjusted net income available to common shareholders	$24,233	$23,176	$17,089

Earnings per share
Net income available to common shareholders	$0.17	$0.14	$0.10
After tax unrealized fair market value (gain) loss on subordinated debentures	(0.01)	0.01	-
Corporate reorganization expense	-	0.01	-
Accelerated accretion from redemption of preferred stock	-	-	0.01
Adjusted net income available to common shareholders	$0.16	$0.16	$0.11

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited, dollars in thousands except share and per share data	As of
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
BALANCE SHEET - ASSETS
Cash and due from banks	$108,752	$129,637	$116,057	$105,918	$113,031
Interest-earning deposits with banks	344,427	321,885	422,942	513,132	392,337
Total cash and cash equivalents	453,179	451,522	538,999	619,050	505,368

Investment securities available-for-sale, at fair value	1,779,613	1,747,019	1,790,654	1,696,682	1,622,395
Investment securities held-to-maturity	487,507	496,574	509,773	518,578	535,488
Other securities	68,301	70,518	72,851	75,308	77,894
Loans held-for-sale	16,909	12,216	17,144	8,852	5,561

Loans and leases	5,184,747	5,175,885	5,144,131	5,170,074	5,239,585
Allowance for loan and lease losses	(121,452)	(126,640)	(131,073)	(137,909)	(142,960)
Loans and leases, net	5,063,295	5,049,245	5,013,058	5,032,165	5,096,625

Premises and equipment, net	95,937	96,198	100,880	103,017	103,771
Accrued interest receivable	31,241	30,991	33,110	31,862	34,264
Bank owned life insurance	139,507	138,274	137,017	136,606	135,373
Other real estate owned and other repossessed assets	7,647	7,716	8,029	8,407	7,653
Goodwill	258,279	258,279	258,279	258,279	258,279
Other intangible assets, net	14,408	15,770	17,370	18,970	20,530
Unconsolidated investments under the equity method	11,699	12,173	11,927	12,327	12,211
Other assets	96,513	99,786	102,550	113,038	127,855
TOTAL ASSETS	$8,524,035	$8,486,281	$8,611,641	$8,633,141	$8,543,267

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$884,025	$863,703	$833,311	$839,811	$834,321
Interest bearing deposits	5,004,358	5,011,116	5,159,680	5,104,350	5,098,695
Total deposits	5,888,383	5,874,819	5,992,991	5,944,161	5,933,016

Customer repurchase agreements	542,706	523,978	500,099	573,628	531,256
Structured repurchase agreements	85,000	85,000	140,000	165,000	165,000
Short-term borrowings	-	-	6,400	6,390	6,184
Federal Home Loan Bank advances	615,863	616,111	619,946	627,332	627,716
Subordinated debentures	143,666	145,310	143,767	143,261	142,831
Accrued interest payable and other liabilities	47,587	60,376	44,234	39,856	39,655
TOTAL LIABILITIES	7,323,205	7,305,594	7,447,437	7,499,628	7,445,658

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,384,657	1,383,082	1,380,728	1,379,690	1,379,014
Retained deficit	(205,497)	(223,189)	(237,862)	(258,125)	(279,817)
Accumulated other comprehensive income (loss)	21,670	20,794	21,338	11,948	(1,588)
TOTAL SHAREHOLDERS' EQUITY	1,200,830	1,180,687	1,164,204	1,133,513	1,097,609

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,524,035	$8,486,281	$8,611,641	$8,633,141	$8,543,267

COMMON SHARE AND PER SHARE DATA
Book value	$7.88	$7.77	$7.67	$7.47	$7.24
Tangible book value (2)	$6.09	$5.97	$5.86	$5.65	$5.40
Dividends	$0.05	$0.04	$0.03	$0.01	$0.01
Shares outstanding (end of period, net of treasury)	152,295,895	151,883,036	151,714,696	151,660,444	151,506,511

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,200,830	$1,180,687	$1,164,204	$1,133,513	$1,097,609
Goodwill and intangibles	(272,687)	(274,049)	(275,649)	(277,249)	(278,809)
Tangible common equity	$928,143	$906,638	$888,555	$856,264	$818,800
Common shares outstanding	152,295,895	151,883,036	151,714,696	151,660,444	151,506,511
Tangible book value per share	$6.09	$5.97	$5.86	$5.65	$5.40

Total assets	$8,524,035	$8,486,281	$8,611,641	$8,633,141	$8,543,267
Goodwill and intangibles	(272,687)	(274,049)	(275,649)	(277,249)	(278,809)
Tangible assets	$8,251,348	$8,212,232	$8,335,992	$8,355,892	$8,264,458
Tangible common equity/tangible assets	11.25%	11.04%	10.66%	10.25%	9.91%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income available to common shareholders (1)	$24,233	$23,176	$24,813	$23,208	$17,089
Average assets	$8,397,381	$8,525,271	$8,588,269	$8,599,923	$8,701,649
Adjusted return on average assets (annualized)	1.16%	1.08%	1.15%	1.08%	0.80%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
INTEREST INCOME
Loans and leases, including fees	$62,291	$64,040	$65,795	$67,553	$69,228
Investment securities
Taxable	11,209	11,310	11,591	11,552	11,357
Tax-exempt	7,781	8,076	8,337	8,401	8,493
Deposits with banks	133	255	332	234	280
Total interest income	81,414	83,681	86,055	87,740	89,358
INTEREST EXPENSE
Deposits	7,294	8,272	9,881	10,974	11,407
Customer repurchase agreements	550	556	593	645	712
Structured repurchase agreements	915	1,316	1,697	1,701	1,683
Short-term borrowings	-	-	-	-	-
Federal Home Loan Bank advances	6,967	6,987	7,073	7,039	7,217
Subordinated debentures	1,870	2,029	2,394	2,386	2,369
Total interest expense	17,596	19,160	21,638	22,745	23,388
Net interest income	63,818	64,521	64,417	64,995	65,970
Provision for loan and lease losses	2,000	2,000	-	3,000	10,000
Net interest income after provision for loan and lease losses	61,818	62,521	64,417	61,995	55,970
NON-INTEREST INCOME
Wealth management income	6,161	5,616	6,227	5,856	5,924
Service charges on deposit accounts	3,823	4,608	4,880	4,616	4,664
Insurance commissions and fees	3,296	3,107	3,406	3,520	3,221
Cash management and electronic banking fees	4,420	4,613	4,590	4,645	4,371
Mortgage banking income	1,335	1,481	1,349	1,014	1,080
Bank owned life insurance income	1,209	1,288	1,733	1,233	1,220
(Losses) earnings of unconsolidated investments	(74)	246	99	116	1,700
Other operating income	2,426	2,019	2,339	1,818	2,055
Loss on sale of building	-	-	(1,000)	-	-
Net gains (losses) from fair value changes on subordinated debentures	1,645	(1,543)	(506)	(430)	(51)
Loss on debt extinguishment	-	(1,635)	(998)	-	-
Net gains on sales of investment securities	-	1,697	1,022	-	-
Total non-interest income	24,241	21,497	23,141	22,388	24,184
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,381	29,598	30,809	30,408	31,449
Premises and equipment	6,853	7,652	7,228	6,787	7,272
FDIC insurance	1,264	1,442	2,213	2,726	3,457
Corporate reorganization expense	-	2,200	-	-	-
Other operating expenses	12,942	16,494	14,803	14,200	14,659
Total non-interest expense	52,440	57,386	55,053	54,121	56,837
Income before income taxes	33,619	26,632	32,505	30,262	23,317
Income tax expense	8,317	5,889	7,692	7,054	4,537
NET INCOME	25,302	20,743	24,813	23,208	18,780
Preferred dividends and accretion of preferred discount	-	-	-	-	(1,691)
Accelerated accretion from redemption of preferred stock	-	-	-	-	(1,452)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$25,302	$20,743	$24,813	$23,208	$15,637

PER SHARE OF COMMON STOCK
Basic earnings available to common shareholders	$0.17	$0.14	$0.16	$0.15	$0.10
Diluted earnings available to common shareholders	$0.17	$0.14	$0.16	$0.15	$0.10
Average shares - basic	152,099,546	151,773,327	151,693,223	151,601,052	150,461,063
Average shares - diluted	152,392,315	152,068,706	151,927,269	151,835,402	150,765,883

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.21%	0.97%	1.15%	1.08%	0.88%
Adjusted return on assets (3)	1.16%	1.08%	1.15%	1.08%	0.80%
Return on total equity	8.56%	7.02%	8.59%	8.37%	6.39%
Return on common equity	8.56%	7.02%	8.59%	8.37%	5.93%
Return on tangible common equity (1)	11.12%	9.17%	11.33%	11.16%	8.03%
Efficiency ratio (4)	57.47%	59.73%	58.54%	58.25%	59.61%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$52,440	$57,386	$55,053	$54,121	$56,837
Less:
Corporate reorganization expense	-	2,200	-	-	-
Operating expenses	$52,440	$55,186	$55,053	$54,121	$56,837

Net interest income (taxable equivalent)	$68,645	$69,409	$69,426	$70,087	$71,112

Non-interest income	24,241	21,497	23,141	22,388	24,184
Less:
Loss on sale of building	-	-	(1,000)	-	-
Loss on debt extinguishment	-	(1,635)	(998)	-	-
Net gains (losses) from fair value changes on subordinated debentures	1,645	(1,543)	(506)	(430)	(51)
Net gains on sales of investment securities	-	1,697	1,022	-	-
Adjusted revenue	$91,241	$92,387	$94,049	$92,905	$95,347

Efficiency Ratio	57.47%	59.73%	58.54%	58.25%	59.61%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited, dollars in thousands except share and per share data
	As of and for the Quarter Ended
CHARGE-OFFS	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Loan charge-offs	$8,722	$9,896	$8,374	$10,512	$18,753
Recoveries on loans	(1,534)	(3,463)	(1,538)	(2,461)	(1,659)
Net loan charge-offs	$7,188	$6,433	$6,836	$8,051	$17,094
Net loan charge-offs to average loans (annualized)	0.56%	0.50%	0.53%	0.61%	1.31%

NET CHARGE-OFF DETAIL
Commercial and industrial loans and leases	$1,925	$2,648	$1,962	$5,066	$9,319

Commercial real estate-permanent	1,933	517	83	1,242	3,946
Commercial real estate-construction	673	(1,337)	2,637	828	873
Total commercial real estate loans	2,606	(820)	2,720	2,070	4,819

Residential mortgages	560	993	998	483	1,643
Home equity lines and loans	1,855	2,429	596	833	1,158
All other consumer loans	242	1,183	560	(401)	155
Total consumer loans	2,657	4,605	2,154	915	2,956

Net loans charged-off	$7,188	$6,433	$6,836	$8,051	$17,094

	As of
ASSET QUALITY AND OTHER DATA	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Non-accrual commercial and industrial loans and leases	$32,485	$31,081	$29,995	$31,275	$34,122

Non-accrual commercial real estate-permanent	5,156	7,403	8,314	11,879	15,407
Non-accrual commercial real estate-construction	14,336	12,218	14,549	15,844	18,012
Total non-accrual commercial real estate loans	19,492	19,621	22,863	27,723	33,419

Non-accrual residential mortgages	4,077	4,504	4,472	5,196	5,303
Non-accrual home equity lines and loans	2,110	3,046	1,763	1,527	1,965
All other non-accrual consumer loans	1,695	3,176	1,907	2,062	1,810
Total non-accrual consumer loans	7,882	10,726	8,142	8,785	9,078

Total non-accrual loans	59,859	61,428	61,000	67,783	76,619

Restructured loans	6,506	5,548	4,372	3,833	351
Total non-performing loans	66,365	66,976	65,372	71,616	76,970

Other real estate owned and repossessed assets	7,647	7,716	8,029	8,407	7,653
Total non-performing assets	74,012	74,692	73,401	80,023	84,623

Loans 90+ days past due & still accruing	1,588	2,010	1,408	1,567	2,183
Total non-performing assets and loans 90+ days past due	$75,600	$76,702	$74,809	$81,590	$86,806

Allowance for loan and lease losses	$121,452	$126,640	$131,073	$137,909	$142,960
Allowance for loan and lease losses/non-performing loans	183.0%	189.1%	200.5%	192.6%	185.7%
Allowance for loan and lease losses/non-performing assets and loans 90+ days past due	160.7%	165.1%	175.2%	169.0%	164.7%
Allowance for loan and lease losses/total loans and leases	2.33%	2.44%	2.54%	2.66%	2.73%
Provision/charge-offs, net	27.8%	31.1%	0.0%	37.3%	58.5%
Classified loans	$347,033	$370,439	$374,850	$403,145	$438,275
Classified loans/total loans and leases	6.67%	7.14%	7.26%	7.78%	8.36%
Delinquent loans	$24,068	$24,801	$28,824	$20,413	$25,342
Delinquent loans/total loans and leases	0.46%	0.48%	0.56%	0.39%	0.48%

	As of
REGULATORY CAPITAL DATA	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Tier 1 Capital	$1,005,009	$978,302	$955,766	$922,457	$889,473
Tier 1 Leverage Ratio	12.53%	12.00%	11.63%	11.20%	10.66%
Tier 1 Ratio (%)	17.46%	17.12%	16.85%	16.43%	15.66%
Total Capital	$1,077,587	$1,050,417	$1,027,393	$992,729	$960,459
Total Capital Ratio (%)	18.72%	18.38%	18.12%	17.68%	16.91%
Total Risk-Weighted Assets	$5,757,306	$5,714,643	$5,670,722	$5,615,341	$5,679,123

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Earning Assets / Liabilities
Loan portfolio composition (regulatory):
Commercial / industrial	$853,379	$833,534	$813,356	$838,489	$808,118
Commercial real estate (a)	1,753,986	1,737,383	1,697,975	1,715,616	1,749,215
Residential mortgage	1,269,505	1,270,896	1,272,478	1,295,463	1,295,014
Real estate construction and land development	210,976	212,306	216,250	207,643	270,584
Home equity	756,803	771,792	766,299	764,467	738,629
Consumer	210,069	209,082	213,014	213,570	228,904
Other loans	146,938	153,108	181,903	143,678	154,682
Total loans	5,201,656	5,188,101	5,161,275	5,178,926	5,245,146

Investment securities and other securities	2,335,421	2,314,111	2,373,278	2,290,568	2,235,777
Other earning assets	344,427	321,885	422,942	513,132	392,337
Total earning assets (net of loan loss reserve)	$7,760,052	$7,697,457	$7,826,422	$7,844,717	$7,730,300
(a) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial loans and leases
Business purpose, real estate secured	$864,284	$895,028	$892,952	$884,606	$896,521
Business purpose, not secured by real estate	963,641	919,720	927,631	913,115	888,249
Owner occupied commercial real estate
- Permanent	572,103	563,963	566,732	577,092	578,332
- Construction / development	38,546	36,631	28,927	27,003	38,775
Leasing	3,330	4,685	5,796	7,125	9,054
Total commercial & industrial loans and leases	2,441,904	2,420,027	2,422,038	2,408,941	2,410,931

Commercial real estate
Non-owner occupied
- Permanent	878,499	855,524	798,106	818,564	819,875
- Construction / development	151,697	156,064	168,537	171,063	206,924
Total commercial real estate	1,030,196	1,011,588	966,643	989,627	1,026,799

Consumer loans
Residential mortgage (personal purpose)
Permanent	686,974	704,655	709,342	719,578	736,862
Construction	7,835	5,667	7,606	5,909	4,505
Total residential mortgages	694,809	710,322	716,948	725,487	741,367

Home equity loans and direct installment loans	315,419	337,242	362,808	388,173	415,599
Home equity lines of credit	421,897	410,316	394,386	367,127	325,186
Total home equity lines and loans	737,316	747,558	757,194	755,300	740,785

Private banking credit lines	114,667	121,296	112,011	119,850	139,721
Indirect vehicle loans and other	165,855	165,094	169,297	170,869	179,982
All other consumer loans	280,522	286,390	281,308	290,719	319,703
Total consumer loans	1,712,647	1,744,270	1,755,450	1,771,506	1,801,855

Loans and leases	5,184,747	5,175,885	5,144,131	5,170,074	5,239,585

Loans held-for-sale	16,909	12,216	17,144	8,852	5,561

Total loans and leases	$5,201,656	$5,188,101	$5,161,275	$5,178,926	$5,245,146

Deposit composition:
Savings	$495,191	$454,003	$451,767	$464,055	$457,395
NOW accounts	1,294,591	1,293,148	1,311,819	1,158,161	1,128,644
Money market accounts	1,698,427	1,686,909	1,651,185	1,631,779	1,655,115
CDs less than $100k	1,089,601	1,138,908	1,213,798	1,261,026	1,433,808
CDs $100k or greater	426,548	438,148	531,111	589,329	423,733
Total interest bearing deposits	5,004,358	5,011,116	5,159,680	5,104,350	5,098,695

Non-interest bearing deposits	884,025	863,703	833,311	839,811	834,321

Total deposits	$5,888,383	$5,874,819	$5,992,991	$5,944,161	$5,933,016

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of
	3/31/2012		12/31/2011		9/30/2011		6/30/2011		3/31/2011
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,179,220	4.89%	$5,149,546	4.99%	$5,122,557	5.15%	$5,228,365	5.24%	$5,311,204	5.34%
Investment securities*	2,318,109	4.02%	2,355,178	3.97%	2,287,630	4.21%	2,258,355	4.32%	2,245,416	4.39%
Interest earning deposits	278,140	0.19%	390,228	0.26%	543,410	0.24%	467,157	0.20%	508,684	0.22%

Total earning assets	7,775,469	4.46%	7,894,952	4.45%	7,953,597	4.54%	7,953,877	4.68%	8,065,304	4.75%
Total assets	8,397,381		8,525,271		8,588,269		8,599,923		8,701,649

Savings	471,562	0.13%	454,688	0.15%	456,271	0.18%	462,870	0.18%	442,830	0.19%
NOW accounts	1,238,704	0.15%	1,269,670	0.17%	1,211,663	0.18%	1,188,644	0.22%	1,148,991	0.22%
Money market accounts	1,679,232	0.40%	1,669,090	0.44%	1,647,975	0.59%	1,638,733	0.60%	1,656,059	0.59%
CDs	1,542,539	1.31%	1,668,098	1.36%	1,798,414	1.47%	1,857,969	1.66%	1,889,073	1.76%

Total interest bearing deposits	4,932,037	0.59%	5,061,546	0.65%	5,114,323	0.77%	5,148,216	0.85%	5,136,953	0.90%

Non-interest bearing deposits	852,730		835,699		837,953		837,635		813,704
Total deposits	5,784,767	0.51%	5,897,245	0.56%	5,952,276	0.66%	5,985,851	0.74%	5,950,657	0.78%

Customer repurchase agreements	524,575	0.42%	514,961	0.43%	512,847	0.46%	522,147	0.50%	546,100	0.53%
Structured repurchase agreements	85,000	4.33%	128,968	4.05%	163,098	4.13%	165,000	4.13%	165,000	4.14%
Short-term borrowings	-	0.00%	6,638	0.00%	6,732	0.00%	6,713	0.00%	6,850	0.00%
Federal Home Loan Bank advances	615,983	4.55%	616,411	4.50%	623,713	4.50%	627,525	4.50%	651,208	4.49%
Subordinated debentures	145,274	5.18%	143,800	5.60%	143,266	6.63%	142,836	6.70%	142,781	6.73%
Total deposits and borrowings	7,155,599	0.99%	7,308,023	1.04%	7,401,932	1.16%	7,450,072	1.22%	7,462,596	1.27%
Total interest bearing liabilities	$6,302,869	1.12%	$6,472,324	1.17%	$6,563,979	1.31%	$6,612,437	1.38%	$6,648,892	1.43%

Net interest margin (FTE)		3.55%		3.49%		3.46%		3.53%		3.58%

Wealth assets:
Assets under administration	$4,382,922		$4,197,612		$4,067,918		$4,364,447		$4,057,142
Assets under management	2,269,351		2,141,737		2,118,076		2,247,042		2,136,596
(included above)

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 3/31/2012

Unaudited
	Quarterly, as of
	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total number of retail branch offices	120	121	122	122	122
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	122	128	129	131	132

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	-	-	-	-	-
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	121	122	123	123	123
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	123	129	130	132	133

EOP employees (full-time equivalent)	1,681	1,688	1,683	1,700	1,676